The Hansberger International
                    The Uniplan Real Estate Investment Fund
                        The Hoover Small Cap Equity Fund
                         The Garzarelli U.S. Equity Fund



                         Prospectus dated May 3, 1999 as
                           Supplemented March 2, 2000



The Garzarelli U.S. Equity Fund, Hansberger International Growth Fund and Hoover Small Cap Equity Fund are designed for investors desiring high total return (generally capital appreciation and income). The Uniplan Real Estate Investment Fund is designed for investors primarily seeking income with capital appreciation as a secondary goal.

Our Funds are mutual funds. Mutual funds employ professionals to manage the investments made on behalf of the persons who invest in them, the shareholders of the mutual fund. Our funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in our Funds are not bank deposits; they are not insured by the FDIC or the federal government or any other agency.

You should understand that an investment in the Funds involves certain risks, including the loss of some or all of your investment.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

                                                 TABLE OF CONTENTS

                                                                           Page
THE HANSBERGER INTERNATIONAL GROWTH FUND.....................................  1

Objective............... ...................................................   1
Principal Investment Strategies - Investing in International Equity Securities.1 What are the Principal Risks of Investing in the Hansberger International Growth
      Fund?.........................                                           1
     Performance History.......................................................3
     Shareholder Fees and Expenses......... ...................................3

THE UNIPLAN REAL ESTATE INVESTMENT FUND........................................6

   Objective...................................................................6
   Principal Investment Strategies - Investing in Equity Securities of
          Real-Estate Focused Companies..............                          6

     What are the Principal Risks of Investing in the Uniplan Real Estate
          Investment Fund?............ ..............                          7

Performance History............................................................8
   Shareholder Fees and Expenses...............................................8

THE HOOVER SMALL CAP EQUITY FUND..............................................11

   Objective..................................................................11
   Principal Investment Strategy - Investing in Equity Securities of Companies
          with Small Market Capitalization..                                  11

     What are the Principal Risks of Investing in the Hoover Small Cap Equity
          Fund?................................                               11

     Performance History......................................................12
     Shareholder Fees and Expenses............................................12

THE GARZARELLI U.S.EQUITY FUND................................................16

 Objective.................................................................   16
 Principal Investment Strategy - Investing in Domestic Equity Securities... 16 What are the Principal Risks of Investing in the Garzarelli U.S.Equity Fund?.16
 Performance History............................  ............................17
 Shareholder Fees and Expenses...  ...........................................17

ADDITIONAL INVESTMENT STRATEGIES AND RISKS....................................20

MANAGEMENT OF THE FUNDS.......................................................22

   Investment Adviser and Sub-Advisers........................................22

VALUATION OF SHARES...........................................................27

PURCHASING SHARES.............................................................28

   How to Buy Shares..........................................................28

EXCHANGE PRIVILEGE............................................................30

REDEEMING SHARES..............................................................30

    Signature Guarantee.......................................................30
    By Wire Transfer..........................................................31
    By Telephone..............................................................31
    By Mail.................................................. ................32
    Payments to Shareholders..................................................32

INTERNET TRANSACTIONS.........................................................32

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS....................................33

DIVIDENDS AND TAXES...........................................................33

    Federal Taxes.............................................................33

GENERAL INFORMATION...........................................................34

   Shareholder Communications.................................................34

FINANCIAL HIGHLIGHTS..........................................................35

THE HANSBERGER INTERNATIONAL GROWTH FUND

Objective

The Hansberger International Growth Fund seeks to achieve high total return (capital appreciation and income).

Principal Investment Strategies - Investing in International Equity Securities

The Hansberger International Growth Fund seeks to achieve its investment objective by investing primarily (at least 65% of total assets) in the equity securities (common, preferred and convertible securities) of companies organized or located outside of the United States. Even though these companies are based outside of the United States, their securities may be traded on U.S. securities markets and the Fund may purchase these securities. The Fund will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund will not invest more than 25% of its total assets in emerging markets. The Fund will primarily invest in common stock.

The Hansberger International Growth Fund invests a substantial amount of its assets in foreign investments which are denominated in other currencies besides the U.S. dollar, and can be affected by fluctuations in exchange rates.

For hedging purposes and to reduce the risks of fluctuating exchange rates, the Fund may enter into forward foreign currency exchange contracts which obligate a party to buy or sell a specific currency on a future date at a fixed price. The Fund "locks in" an exchange rate. For hedging purposes, the Fund may also invest in options on foreign currencies, in foreign currency futures and options and in foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund's sub-adviser generally chooses not to hedge the Fund's currency exposure.

The Fund's sub-adviser anticipates following a flexible investment policy which will allow it to select those investments best suited to achieve the Fund's investment objective over the long term. The Fund's sub-adviser uses a disciplined, long-term approach to international investing. It has an extensive global network of investment research sources. The sub-adviser focuses primarily on identifying successful companies that have favorable, anticipated long-term prospects. Securities are selected for the Fund's portfolio on the basis of fundamental company-by-company analysis. In choosing equity instruments, the Fund's sub-adviser typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential. In addition, a company's valuation measures, including but not limited to price/earnings ratio and price/book ratio will customarily be considered. The sub-adviser generally sells a security if the sub-adviser's price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises. There are no limitations on the size of the companies in which the Fund may invest.

What are the Principal Risks of Investing in the Hansberger International Growth Fund?

As with any investment, an investment in the Hansberger International Growth Fund may cause you to lose some or all of the money you invested. Because the securities in which the Hansberger International Growth Fund invests may decrease in value, the net asset value of the Hansberger International Growth Fund may decrease and the value of your investment may also decrease. On the other hand you could experience an increase in the value of your investment as the Fund's net asset value increases. You should consider your own investment goals, time horizon and risk tolerance before investing in the Hansberger International Growth Fund.

      Foreign Securities

         Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

      Currency Transactions

         If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations, and adverse currency fluctuations will reduce the value of the Fund's shares. Costs are incurred by a Fund in connection with conversions between currencies. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund's sub-adviser generally chooses not to hedge the Fund's currency exposure.

      Common Stocks

         The  Hansberger   International  Growth  Fund  invests  in  the  equity
securities of companies, which exposes the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. The Fund's sub-adviser follows a growth, at a reasonable price, style of management and if the market does not come to share the sub-adviser's assessment of an investment's long-term growth, the Fund may underperform other mutual funds or international stock indices.

Performance History

Since the Fund commenced operations in October, 1998, there are no performance figures reflecting the Fund's performance for a full calendar year.

Shareholder Fees and Expenses

This table describes the fees and expenses that you may pay if you buy shares of the Hansberger International Growth Fund.


               --------------------------------------------------------- -----------------------
               Shareholder Fees (fees paid directly from your investment):
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Maximum Sales Charge (Load) on Purchases (as a % of                NONE
               your purchase price)1
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Maximum Deferred Sales Charge (Load)                               NONE
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Maximum Sales Charge (Load) Imposed on Reinvested                  NONE
               Dividends
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Redemption Fee2                                                    NONE
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Transaction Fee3                                                  0.25%
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Exchange Fees                                                      NONE
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Maximum Account Fee4                                              $10.00
               --------------------------------------------------------- -----------------------


               --------------------------------------------------------- -----------------------
               Annual Fund Operating Expenses (expenses that are
               deducted from Fund assets)5
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Management Fee                                                    0.95%
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Distribution and Service (12b-1) Fees6                            0.25%
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Other Expenses                                                    1.11%
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Total Annual Fund Operating Expenses                              2.31%
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Fee Waiver7                                                       0.66%
               --------------------------------------------------------- -----------------------
               --------------------------------------------------------- -----------------------
               Net Expenses                                                      1.65%
               --------------------------------------------------------- -----------------------


               1 You will be charged $1.50 for checks and $8.00 for wire transfers. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders.

               2 If you redeem your shares by mail there is a $1.00 charge. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders. There is no charge for transactions effected via the Internet or ACH transfers by phone or Internet.

               3 There is a 0.25% transaction fee based on the amount purchased. If you maintain your account with us through a broker-dealer or other financial institution, the fee may be charged only when you redeem shares and would be based on the amount redeemed; all other investors pay the fee at the time they purchase shares. This fee is applied directly against transaction costs incurred by the Fund. It is not applied to reinvested dividends or capital gains distributions. See "Purchasing Shares" for circumstances under which shares may be offered without a 0.25% transaction fee.

               4 Shareholders who elect to receive cash dividends will pay a $10.00 annual account administration fee which is deducted out of dividends. If the cash dividend is less than the account administration fee then shares are sold from your account to make up the difference. This allows us to allocate administrative costs in a fair manner among shareholders. You may avoid this fee by electing to reinvest your dividends in Fund shares.

               5 These expenses are paid directly out of the Fund's assets. Expenses are factored into the share price or dividends and are not charged directly to shareholder accounts.

               6 On May 3, 1999, the Fund's shareholders adopted a Distribution Plan pursuant to which up to 0.25% of the Fund's average daily net assets may be used to pay shareholder servicing and distribution fees. The Distribution Plan in part replaces a Shareholder Servicing Plan pursuant to which up to 0.35% of the Fund's average net assets could be used to pay shareholder servicing fees. The Shareholder Servicing Plan will continue at an annual rate of up to 0.10% of the Fund's average net assets. The expenses of the Shareholder Servicing Plan are reflected as part of "Other Expenses" of the Fund.

               7 The Fund's Investment Adviser has contractually agreed to waive a portion of its fees until January, 2001 in amounts necessary to limit the Fund's operating expenses to an annual rate of 1.65% (as a percentage of average daily net assets and exclusive of 12b-1 and shareholder servicing fees). For the two years following January, 2001, the Investment Adviser is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.


Example

This example is intended to help you compare the costs of investing in the Hansberger International Growth Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Hansberger International Growth Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         Hansberger International Growth
                                                                      Fund+
                                                                     -------
                              1 Year........................           $194
                              3 Years.......................           $685
                              5 Years.......................          $1,204
                              10 Years......................          $2,628



You would pay the following expenses if you did not redeem your shares:


                                                         Hansberger International Growth
                                                                      Fund+
                                                                     -------
                              1 Year........................           $168
                              3 Years.......................           $658
                              5 Years.......................          $1,175
                              10 Years......................          $2,595


----------

+The examples above include imposition of the transaction fee and incorporate the contractual fee waiver in place for the Fund for its current fiscal year.

THE UNIPLAN REAL ESTATE INVESTMENT FUND

Objective

The Uniplan Real Estate Investment Fund seeks income with capital appreciation as a secondary goal.

Principal Investment Strategies - Investing in Equity Securities of Real-Estate Focused Companies

The Uniplan Real Estate Investment Fund invests in real estate securities, including common stock and units of beneficial interest of real estate investment trusts, preferred stock, rights to purchase common stock and securities which may convert into common stock of real estate companies. The Fund expects to normally invest at least 65% of its assets in these securities and up to 35% of its assets in debt securities issued or guaranteed by real estate companies. A real estate investment trust or "REIT" is a company which primarily owns and operates income-producing real estate, such as apartments, shopping centers, offices and warehouses. A REIT is legally required to pay virtually all of its taxable income to its shareholders each year. REITs were created as a means for average investors to access investments in large commercial properties through pooling arrangements, much like mutual funds. Income is produced through commercial real estate ownership and finance.

For the purpose of the Uniplan Real Estate Investment Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its assets in real estate. Other than REITs, most real estate companies do not pay dividends at a meaningful level. The Fund's sub-adviser expects that the Fund's investments in real estate companies will be directed toward REITs and other real estate operating companies that pay higher dividends relative to the stock market as a whole. There are no size limitations on the companies in which the Fund invests. The Fund primarily invests in equity REITs which are REITs that own real estate and whose revenue comes principally from rent.

Prior to selecting specific investments for the Fund, the Fund's sub-adviser generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region, the Fund's sub-adviser compiles a profile of supply and demand factors including: (1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and
(4) local trends in rental and property capitalization rates. The Fund's sub-adviser uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The Fund's sub-adviser then proceeds to select investments that attempt to take advantage of those factors. The Fund's sub-adviser generally sells a security if the security becomes over-valued in the opinion of the sub-adviser, the company's fundamentals change or if better investment opportunities arise.

What are the Principal Risks of Investing in the Uniplan Real Estate Investment Fund?

As with any investment, an investment in the Uniplan Real Estate Investment Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. On the other hand you could experience an increase in the value of your investment as the Uniplan Real Estate Investment Fund's net asset value increases. You should consider your own investment goals, time horizon and risk tolerance before investing in the Uniplan Real Estate Investment Fund.

      Real Estate Securities and Real Estate Investment Fund Risks

         Because the Uniplan Real Estate Investment Fund concentrates its investments on opportunities in the real estate industry, it has certain risks associated with investments in entities focused on real estate activities.

         The organizational documents of a REIT may give the trust's sponsors the ability to control the operation of the real estate investment trust even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the real estate investment trust difficult. In addition, the performance of these types of investments can be affected by changes in the tax laws or failure to qualify for tax-free pass-through of income as well as events affecting the value of real estate.

         The Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The value of equities which service the real estate business sector may also be affected by such risks.

         The Uniplan Real Estate Investment Fund is also a non-diversified fund which means it is not subject to a limit on the percentage of its assets that may be invested in the securities of a single issuer. Less diversification may make the Fund more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than if the Fund were more diversified. The Fund must, however, comply with tax diversification laws which require it to be diversified with respect to at least half of its assets.

      Common Stocks

         The Uniplan Real Estate Investment Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks of investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

Performance History

Since the Uniplan Real Estate Investment Fund commenced operations in May, 1999 there are no performance figures relating to the Fund's performance for a full calendar year.

Shareholder Fees and Expenses

This table describes the fees and expenses that you may pay if you buy shares of the Uniplan Real Estate Investment Fund.




                --------------------------------------------------------- --------------------
                Shareholder Fees (fees paid directly from your investment):
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Maximum Sales Charge (Load) on Purchases (as a % of              NONE
                your purchase price)1
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Maximum Deferred Sales Charge (Load)                             NONE
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Maximum Sales Charge (Load) Imposed on Reinvested                NONE
                Dividends
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Redemption Fee2                                                  NONE
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Transaction Fee3                                                 0.25%
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Exchange Fees                                                    NONE
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Maximum Account Fee4                                            $10.00
                --------------------------------------------------------- --------------------


                --------------------------------------------------------- --------------------
                Annual Fund Operating Expenses (expenses that are
                deducted from Fund assets)5
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Management Fee                                                   1.00%
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Distribution and Service (12b-1) Fees6                           0.25%
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Other Expenses                                                   1.59%
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Total Annual Fund Operating Expenses                             2.84%
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Fee Waiver7                                                      1.04%
                --------------------------------------------------------- --------------------
                --------------------------------------------------------- --------------------
                Net Expenses                                                     1.80%
                --------------------------------------------------------- --------------------


--------

                1 You will be charged $1.50 for checks and $8.00 for wire transfers. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders.

                2 If you redeem your shares by mail there is a $1.00 charge. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders. There is no charge for transactions effected via the Internet or ACH transfers by phone or Internet.

                3 There is a 0.25% transaction fee based on the amount purchased. If you maintain your account with us through a broker-dealer or other financial institution, the fee may be charged only when you redeem shares and would be based on the amount redeemed; all other investors pay the fee at the time they purchase shares. This fee is applied directly against transaction costs incurred by the Fund. It is not applied to reinvested dividends or capital gains distributions. See "Purchasing Shares" for circumstances under which shares may be offered without a 0.25% transaction fee.

                4 Shareholders who elect to receive cash dividends will pay a $10.00 annual account administration fee which is deducted out of dividends. If the cash dividend is less than the account administration fee then shares are sold from your account to make up the difference. This allows us to allocate administrative costs in a fair manner among shareholders. You may avoid this fee by electing to reinvest your dividends in Fund shares.

                5 These expenses are paid directly out of the Fund's assets. Expenses are factored into the share price or dividends and are not charged directly to shareholder accounts.

                6 The Fund's shareholders adopted a Distribution Plan pursuant to which up to 0.25% of the Fund's average daily net assets may be used to pay shareholder servicing and distribution fees. The Fund has also adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets could be used to pay shareholder servicing fees. The expenses of the Shareholder Servicing Plan are reflected as part of "Other Expenses" of the Fund.

                7 The Fund's Investment Adviser has contractually agreed to waive a portion of its fees for the Fund for the current fiscal year.

Example

This example is intended to help you compare the costs of investing in the Uniplan Real Estate Investment Fund with the costs of investing in other mutual funds. Since the Fund is new, all numbers are estimates.

The Example assumes that you invest $10,000 in the Uniplan Real Estate Investment Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                 Uniplan Real Estate
                                                                      Investment
                                                                        Fund+
                                                                       -------
                                 1 Year........................          $209
                                 3 Years.......................          $809
                                 5 Years.......................         $1,435
                                 10 Years......................         $3,123

You would pay the following expenses if you did not redeem your shares:


                                                                 Uniplan Real Estate
                                                                      Investment
                                                                        Fund+
                                                                       -------
                                 1 Year........................          $183
                                 3 Years.......................          $782
                                 5 Years.......................         $1,407
                                 10 Years......................         $3,092


----------

+The examples above include imposition of the transaction fee and incorporate the contractual fee waiver in place for the Fund for its current fiscal year.

THE HOOVER SMALL CAP EQUITY FUND

Objective

The Hoover Small Cap Equity Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends.

Principal Investment Strategy - Investing in Equity Securities of Companies with Small Market Capitalization

The Hoover Small Cap Equity Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. At least 65% of the Fund's total assets are invested in the securities of companies whose market capitalization is no larger than companies which are included in the Russell
2000(R) Index at the time of initial purchase. The Russell 2000(R) Index comprises the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 11% of the total market capitalization of the Russell 3000(R) Index. The Fund expects that the median and weighted average market capitalization of the companies in which it invests will remain less than $1 billion, although this market capitalization level may increase with growth in the market capitalization of the Russell 2000(R) Index. The Hoover Small Cap Equity Fund may invest up to 20% of its assets in foreign investments. The Hoover Small Cap Equity Fund will not invest more than 5% of its net assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its total assets.

In making its investments, the Fund's sub-adviser seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund's sub-adviser attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-adviser's investment process focuses on specific companies but also takes into account macroeconomic and industry sector developments. The sub-adviser is not required to sell a stock for which the market capitalization grows beyond that of the Russell 2000(R) Index although the sub-adviser may do so. The sub-adviser generally sells a security if the sub-adviser's price target is met, the security becomes over-valued in the opinion of the sub-adviser, the company's fundamentals change or if better investment opportunities arise.

What are the Principal Risks of Investing in the Hoover Small Cap Equity Fund?

As with any investment, an investment in the Hoover Small Cap Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Hoover Small Cap Equity Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. On the other hand you could experience an increase in the value of your investment as the Hoover Small Cap Equity Fund's net asset value increases. You should consider your own investment goals, time horizon and risk tolerance before investing in the Hoover Small Cap Equity Fund.

      Small Capitalization Stocks

         Smaller companies may offer great investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

      Common Stocks

         The Fund invests in the equity securities of companies, which exposes the Funds and their shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

      Foreign Investments and Foreign Currency Transactions

         Since many foreign investments are denominated in other currencies besides the U.S. dollar, the Fund can be adversely affected by fluctuations in exchange rates.

Performance History

Since the Fund commenced operations in October, 1998, there are no performance figures reflecting the Fund's performance for a full calendar year.

Shareholder Fees and Expenses

This table describes the fees and expenses that you may pay if you buy shares of the Hoover Small Cap Equity Fund.



         ---------------------------------------------------- ------------------------ ------------------------
         Shareholder   Fees  (fees  paid  directly  from  your  Investor   Class
         Institutional Class investment):
         ---------------------------------------------------- ------------------------ ------------------------
         ---------------------------------------------------- ------------------------ ------------------------
         Maximum Sales Charge (Load) on Purchases (as a %              NONE                     NONE
         of your purchase price)1
         ---------------------------------------------------- ------------------------ ------------------------
         ---------------------------------------------------- ------------------------ ------------------------
         Maximum Deferred Sales Charge (Load)                          NONE                     NONE
         ---------------------------------------------------- ------------------------ ------------------------
         ---------------------------------------------------- ------------------------ ------------------------
         Maximum Sales Charge (Load) Imposed on Reinvested             NONE                     NONE
         Dividends
         ---------------------------------------------------- ------------------------ ------------------------
         ---------------------------------------------------- ------------------------ ------------------------
         Redemption Fee2                                               NONE                     NONE
         ---------------------------------------------------- ------------------------ ------------------------
         ---------------------------------------------------- ------------------------ ------------------------
         Transaction Fee3                                              0.25%                    NONE
         ---------------------------------------------------- ------------------------ ------------------------
         ---------------------------------------------------- ------------------------ ------------------------
         Exchange Fees                                                 NONE                     NONE
         ---------------------------------------------------- ------------------------ ------------------------
         ---------------------------------------------------- ------------------------ ------------------------
         Maximum Account Fee4                                         $10.00                   $10.00
         ---------------------------------------------------- ------------------------ ------------------------




         ------------------------------------------------------- --------------------- ------------------------
         Annual Fund Operating Expenses (expenses that are          Investor Class       Institutional Class
         deducted from Fund assets)5
         ------------------------------------------------------- --------------------- ------------------------
         ------------------------------------------------------- --------------------- ------------------------
         Management Fee                                                 1.05%                   1.05%
         ------------------------------------------------------- --------------------- ------------------------
         ------------------------------------------------------- --------------------- ------------------------
         Distribution and Service (12b-1) Fees6                         0.25%                   NONE
         ------------------------------------------------------- --------------------- ------------------------
         ------------------------------------------------------- --------------------- ------------------------
         Other Expenses                                                 0.68%                   0.68%
         ------------------------------------------------------- --------------------- ------------------------
         ------------------------------------------------------- --------------------- ------------------------
         Total Annual Fund Operating Expenses                           1.98%                   1.73%
         ------------------------------------------------------- --------------------- ------------------------
         ------------------------------------------------------- --------------------- ------------------------
         Fee Waiver7                                                    0.48%                    N/A
         ------------------------------------------------------- --------------------- ------------------------
         ------------------------------------------------------- --------------------- ------------------------
         Net Expenses                                                   1.50%                    N/A
         ------------------------------------------------------- --------------------- ------------------------


         1 You will be charged $1.50 for checks and $8.00 for wire transfers. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders.

         2 If you redeem your shares by mail there is a $1.00 charge. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with
                  Forward Funds, Inc. or its distributor to service shareholders. There is no charge for transactions effected via the Internet or ACH transfers by phone or Internet.

         3 For the Investor class of shares, there is a 0.25% transaction fee based on the amount purchased. If you maintain your account with us through a broker-dealer or other financial institution, the fee may be charged only when you redeem shares and would be based on the amount redeemed; all other investors pay the fee at the time they purchase shares. This fee is applied directly against transaction costs incurred by the Fund. It is not applied to reinvested dividends or capital gains distributions. See "Purchasing Shares" for circumstances under which shares may be offered without a 0.25% transaction fee.

         4 Shareholders who elect to receive cash dividends will pay a $10.00 annual account administration fee which is deducted out of dividends. If the cash dividend is less than the account administration fee then shares are sold from your account to make up the difference. This allows us to allocate administrative costs in a fair manner among shareholders. You may avoid this fee by electing to reinvest your dividends in Fund shares.

         5        These  expenses are paid  directly  out of the Fund's  assets.
                  Expenses are factored into the share price or dividends and are not charged directly to shareholder accounts.

         6 The Fund's shareholders have adopted a Distribution Plan pursuant to which up to 0.25% of the average daily net assets of the Investor Class may be used to pay shareholder servicing and distribution fees. The Fund has also adopted a Shareholder Servicing Plan pursuant to which up to 0.10% and up to 0.35% of the average net assets of the Investor Class and Institutional Class, respectively, can be used be used to pay shareholder servicing fees. The expenses of the Shareholder Servicing Plan are reflected as part of "Other Expenses" of the Fund.

         7 The Fund's Investment Adviser has contractually agreed to waive a portion of its fees, relating to the Investor class shares, until January, 2001 in amounts necessary to limit the Fund's operating expenses to an annual rate of 1.50% (as a percentage of average daily net assets and exclusive of 12b-1 and shareholder servicing fees). For the two years following January, 2001, the Investment Adviser is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.

Example

This example is intended to help you compare the costs of investing in the Hoover Small Cap Equity Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in either the Investor or Institutional class of shares of the Hoover Small Cap Equity Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                         Hoover Small Cap Equity
                                                                                   Fund
                                                                           Institutional Class
                                                                                 -------
            1 Year....................$179            1 Year.......................$202
            3 Years...................$602            3 Years......................$572
            5 Years..................$1,052           5 Years......................$968
            10 Years.................$2,302           10 Years....................$2,075



You would pay the following expenses if you did not redeem your shares:



                                                                         Hoover Small Cap Equity
                                                                                   Fund
                                                                           Institutional Class
                                                                                 -------
            1 Year....................$153            1 Year.......................$176
            3 Years...................$575            3 Years......................$545
            5 Years..................$1,023           5 Years......................$939
            10 Years.................$2,268           10 Years....................$2,041


----------

+The examples above include imposition of the transaction fee and incorporate the contractual fee waiver in place for the Fund for its current fiscal year.

THE GARZARELLI U.S. EQUITY FUND

Objective

The Garzarelli U.S. Equity Fund seeks high total return (capital appreciation and income).

Principal Investment Strategy - Investing in Domestic Equity Securities

The Garzarelli U.S. Equity Fund attempts to achieve its investment objective by investing primarily in the equity securities (common, preferred and convertible securities) of companies located in the United States. At least 65% of the Fund's total assets are invested in the equity securities of companies organized or primarily located in the United States. The Fund may also invest in the equity securities of companies which are based outside of the United States if their stock is traded on a U.S. stock exchange or through the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). The Garzarelli U.S. Equity Fund may also invest in the equity securities of small companies.

In managing the Fund, the Fund's sub-adviser uses a proprietary model which seeks to identify securities in the Russell 3000(R) Index which are trading at attractive prices relative to underlying value. The Fund's sub-adviser employs proprietary valuation measures to identify such securities. The Fund's portfolio characteristics may differ somewhat from the Russell 3000(R) Index. The Russell 3000(R) Index is made up of 3,000 of the largest U.S. companies and represents over 90% of the public U.S. equity market.

What are the Principal Risks of Investing in the Garzarelli U.S. Equity Fund?

As with any investment, an investment in the Garzarelli U.S. Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Garzarelli U.S. Equity Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. On the other hand you could experience an increase in the value of your investment as the Fund's net asset value increases. You should consider your own investment goals, time horizon and risk tolerance before investing in the Garzarelli U.S. Equity Fund.

      Common Stocks

         The Garzarelli U.S. Equity Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

      Small Capitalization Stocks

         Although smaller companies may offer great investment value, they present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

Performance History

Since the Fund commenced operations in October, 1998, there are no performance figures reflecting the Fund's performance for a full calendar year.

Shareholder Fees and Expenses

This table describes the fees and expenses that you may pay if you buy shares of the Garzarelli U.S. Equity Fund.

                --------------------------------------------------------- -------------------------
                Shareholder Fees (fees paid directly from your
                investment)
                --------------------------------------------------------- -------------------------
                --------------------------------------------------------- -------------------------
                Maximum Sales Charge (Load) on Purchases (as a % of                 NONE
                your purchase price)1
                --------------------------------------------------------- -------------------------
                --------------------------------------------------------- -------------------------
                Maximum Deferred Sales Charge (Load)                                NONE
                --------------------------------------------------------- -------------------------



                --------------------------------------------------------- -------------------------
                Redemption Fee2                                                     NONE
                --------------------------------------------------------- -------------------------
                --------------------------------------------------------- -------------------------
                Transaction Fee3                                                   0.25%
                --------------------------------------------------------- -------------------------
                --------------------------------------------------------- -------------------------
                Exchange Fees                                                       NONE
                --------------------------------------------------------- -------------------------
                --------------------------------------------------------- -------------------------
                Maximum Account Fee4                                               $10.00
                --------------------------------------------------------- -------------------------

                --------------------------------------------------------- -------------------------
                Annual Fund Operating Expenses (expenses that are
                deducted from Fund assets)5
                --------------------------------------------------------- -------------------------
                --------------------------------------------------------- -------------------------
                Management Fee                                                     0.80%
                --------------------------------------------------------- -------------------------
                --------------------------------------------------------- -------------------------
                Distribution and Service (12b-1) Fee6                              0.25%
                --------------------------------------------------------- -------------------------
                --------------------------------------------------------- -------------------------
                Other Expenses                                                     0.72%
                --------------------------------------------------------- -------------------------
                --------------------------------------------------------- -------------------------
                Total Annual Fund Operating Expenses                               1.77%
                --------------------------------------------------------- -------------------------
                --------------------------------------------------------- -------------------------
                Fee Waiver7                                                        0.32%
                --------------------------------------------------------- -------------------------
                --------------------------------------------------------- -------------------------
                Net Expenses                                                       1.45%
                --------------------------------------------------------- -------------------------





                1 You will be charged $1.50 for checks and $8.00 for wire transfers. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders.

                2 If you redeem your shares by mail there is a $1.00 charge. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders. There is no charge for transactions effected via the Internet or ACH transfers by phone or Internet.

                3 There is a 0.25% transaction fee based on the dollar amount purchased. If you maintain your account with us through a broker-dealer or other financial institution, the fee may be charged only when you redeem shares and would be based on the amount redeemed; all other investors pay the fee at the time they purchase shares. This fee is applied directly against transaction costs incurred by the Fund. It is not applied to reinvested dividends or capital gains distributions. See "Purchasing Shares" for circumstances under which shares may be offered without a 0.25% transaction fee.

                4 Shareholders who elect to receive cash dividends will pay a $10.00 annual account administration fee which is deducted out of dividends. If the cash dividend is less than the account administration fee then shares are sold from your account to make up the difference. This allows us to allocate administrative costs in a fair manner among shareholders. You may avoid this fee by electing to reinvest your dividends in Fund shares.

                5 These expenses are paid directly out of the Fund's assets. Expenses are factored into the share price or dividends and are not charged directly to shareholder accounts.

                6 On May 3, 1999, the Fund's shareholders adopted a Distribution Plan pursuant to which up to 0.25% of the Fund's average daily net assets may be used to pay shareholder servicing and distribution fees. The Distribution Plan in part replaces a Shareholder Servicing Plan pursuant to which up to 0.35% of the Fund's average net assets could be used to pay shareholder servicing fees. The Shareholder Servicing Plan will continue at an annual rate of up to 0.10% of the Fund's average net assets. The expenses of the Shareholder Servicing Plan are reflected as part of "Other Expenses" of the Fund.

                7 The Fund's Investment Adviser has contractually agreed to waive a portion of its fees until January, 2001 in amounts necessary to limit the Fund's operating expenses to an annual rate of 1.45% (as a percentage of average daily net assets and exclusive of 12b-1 and shareholder servicing fees). For the two years following January, 2001, the Investment Adviser is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.

Example

This example is intended to help you compare the costs of investing in the Garzarelli U.S. Equity Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Garzarelli U.S. Equity Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              Garzarelli U.S. Equity
                                      Fund+
                                                            -------
                        1 Year........................       $173
                        3 Years.......................       $554
                        5 Years.......................       $959
                        10 Years......................      $2,092

You would pay the following expenses if you did not redeem your shares:



                             Garzarelli U.S. Equity
                                      Fund+
                                                            -------
                        1 Year........................       $148
                        3 Years.......................       $526
                        5 Years.......................       $929
                        10 Years......................      $2,057

----------

+The examples above include imposition of the transaction fee and incorporate the contractual fee waiver in place for the Fund for its current fiscal year.

                   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information applies to all of the Forward Funds:

      Defensive Positions; Cash Reserves

         Under adverse market conditions or to meet anticipated redemption requests, each Fund may deviate from its principal investment strategy and may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on each Fund's ability to achieve its investment objective.

      Portfolio Turnover

         Although each of the Fund's sub-advisers seek to minimize the frequency with which portfolio securities are bought and sold (known as portfolio turnover) so as to avoid possible income tax consequences, portfolio turnover will not be a limiting factor when the sub-adviser believes portfolio changes are appropriate. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, and may increase the potential for more taxable dividends and distributions being paid to shareholders.

         The Hoover Small Cap Equity and Hansberger International Growth Fund's portfolio turnover rates are expected to be less than 200% and 100% respectively under normal market conditions. Portfolio turnover rates for the Garzarelli U.S. Equity and Uniplan Real Estate Investment Funds should be less than 50%.

      Derivatives

         Some of the instruments in which the Funds may invest may be referred to as "derivatives," because their value "derives" from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a "derivative" security. For our purposes, derivatives also include specially structured types of mortgage- and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. The investment adviser and sub-advisers take these risks into account in their management of the Funds.

         Investing for hedging purposes may result in certain transaction costs which may reduce a Fund's performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against.

      Illiquid Securities

         A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities which cannot be disposed of in the ordinary course of business at the normal value of the securities.

      Debt Securities

         Debt securities in which the Funds invest are subject to several types of investment risk. They may have market or interest rate risk which means their value will be affected by fluctuations in the prevailing interest rates. There may be credit risk, a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or "called" by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also suffer from event risk which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

         Generally, debt securities increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value.

      Investment Grade Debt Securities and High Yield ("Junk") Bonds

         Investment grade debt securities are securities rated at least Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the sub-adviser. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

         High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. Except for the Hoover Small Cap Equity Fund which does not expect to invest more than 10% of its total assets in these types of securities, the other Funds do not anticipate investing more than 5% of their total assets in these types of securities.

      When-Issued and Delayed-Delivery Transactions

         The Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.

       Year 2000 Issues

         The Funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

         While Year 2000 related computer problems could have a negative effect on the Funds, the Funds' investment adviser is working to avoid any problems associated with Year 2000 issues and to obtain assurances from service providers that they are taking similar steps. However, the Funds could be adversely affected if the computer systems used by the Funds' investment adviser and sub-advisers and other service providers do not properly process and calculate date-related information from and after January 1, 2000.

         Similarly, the companies in which the Funds invest and trading systems used by the Funds could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the Funds.

      Euro-Conversion Risk

         On January 1, 1999, eleven European countries began conversion to a common currency. Investments traded in the markets in these countries are now denominated in the new currency, referred to as the "Euro." Conversion to the Euro may present certain risks to investments of the Hansberger International Growth Fund, in particular, as well as the Hoover Small Cap Equity Fund.

      Certain Other Strategies

         All of the Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements, when-issued and delayed delivery transactions; and may purchase illiquid securities. These Funds may also lend their portfolio securities. From time to time, certain Funds may purchase these securities or enter into these strategies to an extent that is more than incidental. Please review the Statement of Additional Information if you wish to know more about these types of securities and their associated risks.

                             MANAGEMENT OF THE FUNDS

Investment Adviser and Sub-Advisers

Investment Adviser

Webster Investment Management Company, LLC ("Webster") serves as investment adviser to each Fund. Webster is a registered investment adviser that supervises the activities of each sub-adviser and has the authority to engage the services of different sub-advisers with the approval of the Directors of each of the respective Funds. Webster is located at 433 California Street, Suite 1010, San Francisco, California, 94104.

Webster has the authority to manage the Funds and, in accordance with the investment objective, policies and restrictions of the Funds subject to general supervision of the Company's Board of Directors, but has delegated this authority to sub-advisers for all of the Funds. It also provides the Funds with ongoing management supervision and policy direction. Shareholders of the Funds have approved a proposal which would permit Webster to hire and terminate sub-advisers without shareholder approval and Webster is seeking authority to do so from the Securities and Exchange Commission. Webster has managed the Funds since September, 1998 and the Funds are its principal investment advisory clients. Daily investment decisions are made by the sub-adviser to each Fund, whose investment experience is described below.

Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net asset value of the respective funds: Garzarelli U.S. Equity Fund, 0.80% for the first $100 million of assets under management; 0.725% for the next $400 million of assets under management; 0.65% on assets over $500 million; Hansberger International Growth Fund, 0.85% for the first $50 million of assets under management; 0.75% for the next $50 million of assets under management; 0.65% for the next $150 million of assets under management; 0.60% for the next $250 million of assets under management; and 0.55% on assets over $500 million; Hoover Small Cap Equity Fund, 1.05% of average daily net assets; Uniplan Real Estate Investment Fund, 1.00% for the first $100 million of assets under management; 0.85% for the next $400 million of assets under management; and 0.70% on assets over $500 million. The Funds pay these advisory fees to Webster which in turn pays each sub-adviser their sub-advisory fee.

Sub-Advisers

The sub-advisers manage the Funds and make decisions with respect to, and place orders for, all purchases and sales of the Funds' securities, subject to the general supervision of the Board of Directors of Forward Funds, Inc. and in accordance with the investment objective, policies and restrictions of the Funds.

The Hansberger International Growth Fund -

Prior to March, 2000, the Hansberger International Growth Fund was known as the International Equity Fund and its sub-adviser was Templeton Investment Counsel, Inc. On or about March 6, 2000, Hansberger Global Investors, Inc. ("HGI") became the sub-adviser to the Fund. HGI, a wholly-owned subsidiary of Hansberger Group, Inc., with its principal offices at 515 East Olas Blvd., Fort Lauderdale, Florida, as well as offices in Burlington, Ontario, Hong Kong and Moscow, conducts a world wide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 1999, HGI had approximately $2.9 billion assets under management.

The Hansberger International Growth Fund is team-managed. The portfolio team includes Thomas R. H. Tibbles, CFA, Eric H. Melis, CFA and Barry A. Lockhart, CFA.

The Uniplan Real Estate Investment Fund -

Prior to February, 2000, the Uniplan Real Estate Investment Fund was known as the Real Estate Investment Fund. Uniplan, Inc. ("Uniplan") serves as sub-adviser for the Uniplan Real Estate Investment Fund. Uniplan is located at 839 N. Jefferson Street, Milwaukee, Wisconsin 53202. Uniplan also provides investment advice to other mutual funds and individual and institutional clients with substantial investment portfolios. As of March 31, 1999 Uniplan and its affiliates managed approximately $246 million in assets. Uniplan has been in the business of providing investment advisory services for over 15 years. Mr. Richard Imperiale is the Portfolio Manager for the Uniplan Real Estate Investment Fund. He has been President of Uniplan since its inception. Mr. Imperiale holds a B.S. in finance from Marquette University Business School and has completed a postgraduate lecture series in corporate finance from the University of Chicago.

The Hoover Small Cap Equity Fund -

Prior to February, 2000, the Hoover Small Cap Equity Fund was known as the Small Capitalization Equity Fund. Hoover Capital Management, LLC ("Hoover") serves as sub-adviser for the Hoover Small Cap Equity Fund. Hoover is located at 655 Montgomery Street, Suite 800, San Francisco, California 94111. As of March 31, 1999, Hoover managed more than $120 million in the small-capitalization sector for institutional and individual investors. Hoover was founded in 1998 by Irene
G. Hoover, the Fund's portfolio manager. Ms. Hoover is the Managing Partner of Hoover. Ms. Hoover has approximately 20 years of investment management experience. Prior to forming Hoover, she was Director of Research and a member of the three-person investment committee, with more than $5 billion under management, at Jurika and Voyles, Inc., an investment management firm in Oakland, California. She was employed at that firm from 1991-1997. Ms. Hoover is a Chartered Financial Analyst; she holds a B.A. from Stanford University and an M.A. from Northwestern University.

The Garzarelli U.S. Equity Fund -

Prior to March, 2000, the Garzarelli U.S. Equity Fund was known as the U.S. Equity Fund and its sub-adviser was Barclays Global Fund Advisors. On March 1, 2000 Garzarelli Investment Management, LLC ("Garzarelli") became the sub-adviser for the Garzarelli U.S. Equity Fund. Garzarelli is located at 2010 Main Street, Suite 1225, Irvine California. Garzarelli serves as an investment adviser to ten private accounts with combined assets of $3.4 million. Webster owns 47% of Garzarelli's authorized, issued shares and Garzarelli Capital, Inc., at the same address as Garzarelli, owns 51% of such shares. Elaine Garzarelli owns 100% of Garzarelli Capital, Inc.

Uniplan, Inc. Performance History

Presented below are the performance results up to March 31, 1999 for Uniplan, Inc., the sub-adviser to the Uniplan Real Estate Investment Fund, in managing accounts for private clients and/or other mutual funds with substantially similar investment objectives, policies and strategies. The results are not the performance record of the Uniplan Real Estate Investment Fund which only recently commenced operations. Performance results indicated below are not, and should not be interpreted as, indicative of future results.

UNIPLAN, INC. - REIT PORTFOLIO
Return since Uniplan Inception (1/89):      14.52% (annualized) 10 Year Return



---- --------------------------------------------------------------------------------------------------------------------------
                        Rolling Compounded Annualized Returns
     Quarter        1 Year         2 Year         3 Year        4 Year         5 Year           6 Year         7 Year
     8 Year           9 Year
----
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1989 3.03%
1    6.44%
     4.39%
2    -1.51%      12.75%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1990 -2.21%      7.02%
1    -1.03%      -0.49%
     -9.53%      -13.76%
2    2.92%       -9.88%      0.80%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1991 23.71%      14.00%      10.45%
1    1.07%       16.42%      7.63%
     4.86%       34.94%      7.87%
2    5.80%       38.71%      11.81%      12.12%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1992 1.04%       13.30%      13.65%      11.39%
1    2.97%       15.42%      15.92%      10.17%
     6.63%       17.37%      25.85%      10.95%
2    4.09%       15.48%      26.56%      13.02%      12.95%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1993 26.38%      44.44%      27.92%      23.10%      18.87%
1    -1.55%      38.10%      26.25%      22.89%      16.57%
     10.02%      42.49%      29.32%      31.17%      18.11%
2    -4.21%      31.13%      23.05%      28.07%      17.29%      16.37%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1994 3.26%       7.14%       24.40%      20.58%      18.90%      16.42%
1    2.02%       11.02%      23.82%      20.96%      19.81%      15.44%
     -1.38%      -0.48%      19.08%      18.51%      22.42%      14.13%
2    -0.06%      3.83%       16.68%      16.26%      21.52%      14.47%       14.18%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1995 -0.45%      0.10%       3.56%       15.70%      15.10%      14.88%       13.53%
1    6.21%       4.21%       7.56%       16.91%      16.53%      16.51%       13.49%
     5.13%       11.09%      5.14%       16.35%      16.61%      20.06%       13.62%
2    3.98%       15.58%      9.55%       16.31%      16.10%      20.31%       14.65%      14.38%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1996 3.21%       19.83%      9.52%       8.72%       16.72%      16.03%       15.69%      14.41%
1    5.08%       18.55%      11.15%      11.11%      17.32%      16.93%       16.85%      14.20%
     10.10%      24.16%      17.44%      11.14%      18.26%      18.08%       20.74%      15.07%
2    15.10%      37.44%      26.04%      18.15%      21.27%      20.09%       23.01%      17.66%      17.04%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1997 0.80%       34.23%      26.82%      17.20%      14.60%      20.03%       18.88%      18.17%      16.72%
1    5.10%       34.25%      26.16%      18.37%      16.49%      20.52%       19.66%      19.19%      16.53%
     12.40%      37.06%      30.45%      23.65%      17.12%      21.80%       21.05%      22.94%      17.61%
2    3.50%       23.25%      30.15%      25.10%      19.40%      21.66%       20.61%      23.04%      18.34%        17.71%

3

4
     ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1998 -0.27%      21.94%      27.93%      25.17%      18.37%      16.03%       20.35%      19.31%      18.64%        17.28%
1    -4.30%      11.03%      22.09%      20.90%      16.49%      15.38%       18.89%      18.39%      18.14%        15.91%
     -5.80%      -6.95%      12.93%      16.56%      15.17%      11.85%       16.46%      16.59%      18.74%        14.59%
2    -0.56%      -10.60%     4.97%       14.84%      15.02%      12.69%       15.57%      15.56%      18.23%        14.71%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1999 -4.24%      -14.16%     2.31%       12.00%      13.91%      11.00%       10.35%      14.68%      14.50%        14.45%
1
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------



                             1 Year      3 Year      5 Year      7 Year  9 Year
Standard Deviation           16.13%      5.59%       3.05%       2.88%   1.31%


NAREIT EQUITY INDEX*
Return Since (1/89):                        10.61% (annualized) 10 Year Return



---- --------------------------------------------------------------------------------------------------------------------------
                        Rolling Compounded Annualized Returns
     Quarter        1 Year         2 Year         3 Year        4 Year         5 Year           6 Year         7 Year
     8 Year           9 Year
---- --------------------------------------------------------------------------------------------------------------------------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1989 2.38%
1    5.80%
     3.67%
2    -3.08%      8.83%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1990 -3.87%      2.19%
1    -0.12%      -3.53%
     -14.55%     -20.48%
2    3.17%       -15.35%     -4.02%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1991 22.74%      8.08%       5.09%
1    0.78%       9.05%       2.57%
     4.09%       32.84%      2.78%
2    5.39%       35.70%      7.17%       7.72%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1992 0.66%       11.29%      9.67%       7.12%
1    2.64%       13.34%      11.17%      6.04%
     6.82%       16.31%      24.30%      7.10%
2    3.83%       14.59%      24.70%      9.59%       9.40%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1993 21.94%      38.82%      24.29%      18.63%      14.29%
1    -2.87%      31.36%      22.02%      17.53%      11.87%
     9.35%       34.47%      25.06%      27.60%      13.37%
2    -7.38%      19.96%      17.24%      23.10%      12.09%      11.44%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1994 3.40%       1.72%       18.83%      16.26%      14.16%      11.66%
1    1.84%       6.65%       18.36%      16.66%      14.71%      10.81%
     -2.04%      -4.46%      13.35%      14.33%      18.70%      9.56%
2    0.02%       3.18%       11.25%      12.35%      17.78%      10.25%       10.01%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1995 -0.17%      -0.39%      0.66%       12.04%      11.85%      11.09%       9.55%
1    5.88%       3.56%       5.10%       13.21%      13.24%      12.39%       9.57%
     4.71%       10.70%      2.84%       12.46%      13.41%      17.05%       9.75%
2    4.14%       15.26%      9.05%       12.57%      13.07%      17.27%       11.07%      10.75%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1996 2.27%       18.08%      8.45%       6.16%       13.52%      13.07%       12.22%      10.73%
1    4.45%       16.48%      9.83%       8.76%       14.02%      13.88%       13.06%      10.53%
     6.54%       18.52%      14.54%      7.82%       13.94%      14.41%       17.30%      10.96%
2    18.85%      35.26%      24.86%      17.17%      17.86%      17.20%       20.10%      14.24%      13.55%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1997 0.70%       33.18%      25.40%      16.14%      12.35%      17.21%       16.20%      15.00%      13.32%
1    4.97%       33.85%      24.86%      17.32%      14.55%      17.73%       16.99%      15.82%      13.21%
     11.82%      40.48%      29.03%      22.61%      15.20%      18.82%       18.40%      20.36%      14.28%
2    1.75%       20.27%      27.54%      23.31%      17.94%      18.34%       17.70%      20.12%      14.98%        14.28%

3

4
     ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1998 -0.47%      18.87%      25.82%      23.19%      16.82%      13.63%       17.48%      16.58%      15.48%        13.92%
1    -4.59%      8.04%       20.26%      18.98%      14.93%      13.22%       16.06%      15.67%      14.82%        12.62%
     -10.52%     -13.54%     10.21%      12.91%      12.35%      8.77%        12.68%      13.20%      15.48%        10.79%
2    -2.92%      -17.51%     -0.40%      10.30%      11.52%      9.80%        11.43%      11.88%      14.61%        10.81%

3

4
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
1999 -5.59%      -21.75%     -3.56%      7.40%       9.97%       7.82%        6.78%       10.86%      10.91%        10.59%
1
---- ----------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ------------- -----------



                             1 Year      3 Year      5 Year      7 Year   9 Year
Standard Deviation           16.82%      5.84%       3.31%       3.27%     1.52%
------------------

* The NAREIT Equity Index is comprised of all the publicly-traded equity real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange, and the National Association of Securities Dealers, Inc. and is prepared by the National Association of Real Estate Investment Trusts.




Except as otherwise provided herein, the performance records regarding similar private accounts presented above have been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR") and have been provided to Forward Funds, Inc. by Uniplan, Inc. Forward Funds, Inc. has not independently audited or verified the results. The results are for all private accounts and/or mutual funds managed with substantially similar investment objectives, policies and strategies. These accounts are not subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Internal Revenue Code of 1986, as amended (the "Code"), which may adversely affect performance results. The results reflect the deduction of advisory and other fees and the reinvestment of dividends.

                               VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value or NAV. The net asset value of each Fund is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A "Business Day" is a day on which the NYSE is open for trading and the Federal Reserve Bank of San Francisco ("FRB") is open, except days on which there are insufficient changes in the value of a Fund's portfolio securities to materially affect the Fund's net asset value or days on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE and/or the FRB are closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To the extent that a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of your shares may change on days that you cannot buy or sell shares.

The net asset value per share of each Fund fluctuates as the market value of that Fund's investments changes. Net asset value is calculated by taking the total value of a Fund's assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. A Fund's assets are valued generally by using available market quotations or at fair value as determined in good faith by the Board of Directors.

                                PURCHASING SHARES

How to Buy Shares

         Investor Shares
         Purchase Choices:

                         Through your financial adviser
              Through our Distributor, Provident Distributors, Inc.
                      By Internet, Mail, Telephone or Wire


Individual investors can choose from the following methods to purchase shares of a Fund. Individual investors can purchase shares through a broker-dealer who has established a dealer or other appropriate agreement with the Distributor or the Funds, or through the Distributor directly. In addition, shares of the Funds can be purchased at any time via the Internet, mail, telephone, or wire. There are no initial sales loads for shares of the Funds. There is a 0.25% transaction fee based on the amount purchased. All investors except those whose accounts are held through a broker or financial institution pay the fee at the time of purchase. These other investors may be charged when they redeem their shares. The Fund charges the 0.25% transaction fee to shareholders so that other shareholders do not indirectly pay for purchases or redemptions that do not relate to their shares. Forward Funds, Inc. reserves the right to add a similar purchase or redemption fee in the future on all transactions if we think it is necessary to protect the Funds' long-term investors. Shares of the Funds may be offered without a 0.25% transaction fee to:

     (1) tax-exempt organizations enumerated in section 501(c)(3) of the Code and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more;

     (2) qualified employee benefits plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Funds;

     (3) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Funds (plan sponsors are encouraged to notify the Funds' distributor when they first satisfy these requirements);

     (4) any unit investment trusts registered under the 1940 Act which have shares of the Funds as a principal investment;

     (5) employee participants of organizations adopting a 401(k) Plan;

     (6) financial institutions purchasing shares of the Funds for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the distributor; and

     (7) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

         Minimum Initial Investment Amount:

                                    $2,500 for non-retirement accounts
                                       $250 for retirement accounts

Subsequent investments for all Funds and classes require a minimum of $250. Broker-dealers may charge their customers a transaction or service fee.

Institutional  Shares:  Offered to  certain  investors  of the Hoover  Small Cap
                         Equity Fund

Certain financial institutions, pension or 401(k) plans, or investment advisers or individuals purchasing more than $250,000 worth of shares of the Hoover Small Cap Equity Fund may elect to purchase Institutional Class shares. Under a shareholder services plan for Institutional Class shares, the Hoover Small Cap Equity Fund may pay an authorized firm up to 0.35% of average daily net assets attributable to its customers who are Institutional Class shareholders. For this fee, the authorized firms provide various recordkeeping or administrative services and/or shareholder service assistance. Holders of Institutional Class shares pay all fees and expenses attributable to those shares. The authorized firms may charge extra for services other than those provided under the shareholder services plan and should furnish clients who own Institutional Class shares with a schedule explaining the fees.

         About Your Purchase:

When you purchase shares, you will pay the net asset value that is next calculated after we receive your order. If you place an order for the purchase of shares through a broker-dealer, the sale price will be the net asset value as so determined, but only if the dealer receives the order and transmits it to Forward Funds, Inc. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to transmit your order before the daily pricing time, your right to that day's closing price must be settled between the broker-dealer and you. Purchases of shares of a Fund will be effected only on a Business Day. An order received prior to the daily pricing time on any Business Day is processed at that day's NAV. An order received after the pricing time on any Business Day is processed at the net asset value determined as of the pricing time on the next Business Day of the Funds.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Forward Funds, Inc., Provident Distributors, Inc. or your dealer can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

To open an account you can mail a check or other negotiable bank draft in the minimum amounts described above (payable to the particular Fund) with a completed and signed Account Application Form to Forward Funds, Inc., c/o PFPC, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184. Call 1-800-999-6809 for an Account Application Form. A completed investment application must indicate a valid taxpayer identification number and must be certified as your taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification numbers.

The issuance of shares is recorded on the books of the Fund electronically. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds, Inc. reserves the right to refuse any request to purchase shares of its Funds.

                               EXCHANGE PRIVILEGE

The Institutional Class of shares are not exchangeable. There are no fees for exchanges. However, transaction fees will be applied to any exchanges made above the annual limit of two round trips. Before you decide to exchange shares, you should read prospectus information about the Fund involved in your exchange. You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call the Transfer Agent at 1-800-999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. In order to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold and may be modified, limited or terminated at any time by a fund upon 60 days' written notice.

You should not view the exchange privilege as a means for market timing (taking advantage of short-term swings in the market), and we limit the number of exchanges you may make to four exchanges per account (or two rounds trips) per calendar year without a transaction fee. Forward Funds, Inc. also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds, Inc. may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

                                REDEEMING SHARES

You may redeem your shares on any business day. Redemptions are priced at the net asset value per share next determined after receipt of a redemption request by the Distributor or Forward Funds, Inc. or its agents. Redemptions may be made by check, wire transfer, telephone, mail or through the Internet. Forward Funds, Inc. intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in portfolio securities at a market value equal to the redemption price. In such cases, you may incur brokerage costs in converting the portfolio securities to cash.

Broker-dealers may charge their customers a transaction or service fee.

Signature Guarantee

If the proceeds of the redemption are greater than $50,000, or are to be paid to someone other than the registered holder, or to other than the shareholder's address of record, or if the shares are to be transferred, your signature must be guaranteed by a commercial bank, trust company, savings association or credit union as defined by the Federal Deposit Insurance Act, or by a securities firm having membership on a recognized national securities exchange. These signature guarantees are not required for shares when an application is on file with the Transfer Agent and payment is to be made to the shareholder of record at the shareholder's address of record. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

By Wire Transfer

You can arrange for the proceeds of redemption to be sent by federal wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Account Application Form. If a request for expedited wire redemption is received by Forward Funds, Inc. prior to the close of the New York Stock Exchange the shares will be redeemed that day at the next determined net asset value and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds, Inc. for up to seven (7) days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Once authorization is on file, Forward Funds, Inc. will honor requests by any person identifying himself or herself as the owner of an account or the owner's broker by telephone at 1-800-999-6809 or by written instructions. Forward Funds, Inc. cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds, Inc. reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PFPC, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184. This redemption option does not apply to shares held in broker "street name" accounts. A wire transfer fee will be charged by the Funds and the fee is specified for each Fund in the Expense Table.

By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application Form. If you did not originally select the telephone option, you must provide written instructions to Forward Funds, Inc. to add it. You may have the proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments by wire will be transmitted on the next Business Day.

Forward Funds, Inc.'s Account Application Form provides that none of Webster, the Transfer Agent, the sub-advisers, Forward Funds, Inc. or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Funds' administrator, PFPC, Inc., to be genuine. Forward Funds, Inc. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If you are unable to contact the Funds by telephone, you may also mail the redemption request to Forward Funds, Inc.

By Mail

To redeem by mail, you must send a written request for redemption to the Transfer Agent. The Transfer Agent's address is: PFPC, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply:
(1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record and
(3) an application is on file with the Transfer Agent. Signature guarantees are also waived if the proceeds of the redemption request will meet the above conditions and be less than $50,000. You may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, you must send a written request to the Transfer Agent. In connection with that request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" includes banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934, as amended.

Payments to Shareholders

Redemption orders are valued at the net asset value per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption.

At various times, Forward Funds, Inc. may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 10 business days or more. The Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer of federal funds. Forward Funds, Inc. intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment for certain large redemptions may be made wholly or partly in portfolio securities which have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

                              INTERNET TRANSACTIONS

You may purchase and redeem shares of the Funds through the Internet. Please note that to purchase Fund shares you must be an existing shareholder of a Fund. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds, Inc. at 1-800-999-6809 to obtain a password and a Personal Identification Number ("PIN"). Second, visit the Forward Funds, Inc. web site (http://www.forwardfunds.com) and follow the directions specified on the web site for transactions in Fund shares. Note that general information about Forward Funds, Inc. and specific information about your accounts is also available on the web site.

                   DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

Forward Funds, Inc. has adopted a distribution plan under Rule 12b-1 (the "Plan") which allows each Fund to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of a Fund's average daily net assets. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of its shares. In addition, payments under the Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost more than other types of sales charges. Shareholders owning Institutional Class shares of the Hoover Small Cap Equity Fund will not be subject to the Plan or any 12b-1 fees.

Forward Funds, Inc. has adopted a Shareholder Service Plan with respect to the shares of each Fund. Under the Shareholder Service Plan, each Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets of a Fund. Institutional Class shares of the Hoover Small Cap Equity Fund are subject to a Shareholder Service Plan fee of up to 0.35% of average daily net assets.

These Plans may be terminated by a vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of Forward Funds, Inc. and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans, or by a vote of a majority of the shares subject to the Plans.

                               DIVIDENDS AND TAXES

The Garzarelli U.S. Equity, Hoover Small Cap Equity, and Hansberger International Growth Funds expect to pay dividends of net investment income and to distribute capital gains annually. The Uniplan Real Estate Investment Fund expects to declare and pay income dividends quarterly and to distribute capital gains annually. A shareholder will automatically receive all income, dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, write to the Transfer Agent at PFPC, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184.

Federal Taxes

The following information is meant as a generally summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.

A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution will be the same for all of a Fund's shareholders. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them.

Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                               GENERAL INFORMATION

Shareholder Communications

You may obtain current price, yield and other performance information on any of the Funds 9:00 a.m. to 5:00 p.m. Eastern time by calling 1-800-999-6809 from any touch-tone telephone. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports audited by independent public accountants. If you have any questions about Forward Funds, Inc. write to PFPC, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184, or call toll free at 1-800-999-6809.

You should rely only on the information provided in this Prospectus and the Statement of Additional Information concerning the offering of the Funds' shares. We have not authorized anyone to give any information that is not already contained in this Prospectus. Shares of the Funds are offered only where the sale is legal.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance and other financial information since inception. Certain information reflects financial results for a single Fund share. "Total return" shows how much an investment in each Fund increased from the date of inception for the Funds, through December 31, 1998, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, Forward Funds, Inc.'s independent auditors. The Funds' financial statements are incorporated by reference from the Funds' annual report which was filed with the Securities and Exchange Commission on March 10, 1999.

Period Ended December 31, 1998

FINANCIAL HIGHLIGHTS
For a Fund Share Outstanding Throughout the Period.


                                            Garzarelli      Hansberger      Hoover Small
                                               U.S.        International     Cap Equity
                                              Equity          Equity          Fund(1)
                                              Fund(1)         Fund(1)
------------------------------------------ -------------- ---------------- ---------------

Net Asset Value, Beginning of Period              $10.00           $10.00          $10.00

Income from Investment Operations
Net Investment Income(A)                            0.01             0.02           0.00+
Net Gains or Losses on Securities (both
   realized and unrealized)                         2.08             1.30            1.41
                                           -------------- ---------------- ---------------
Total from Investment Operations                    2.09             1.32            1.41
                                           -------------- ---------------- ---------------

Less Distributions
Dividends (from net investment
  income)(A)                                      (0.01)           (0.02)         (0.00)+
Dividends (in excess of net investment
  income)                                        (0.00)+           (0.01)          (0.01)
Distributions (in excess of net realized
  capital gains)                                      --               --              --
Returns of Capital                                    --               --              --
                                           -------------- ---------------- ---------------
Total Distributions                               (0.01)           (0.03)          (0.01)
                                           ============== ================ ===============
Net increase/(decrease) in net asset                2.08             1.29            1.40
value                                             $12.08           $11.29          $11.40
Net Asset Value, End of Period
                                           ============== ================ ===============

Total Return(B)                                   20.93%           13.23%          13.99%

Supplemental Data and Ratios
Net assets, end of period (000s)                 $36,407          $23,170         $31,838
Ratio of net investment income to
   average net assets                             0.24%*           0.87%*          0.21%*
Ratio of expenses to average net assets
  including reimbursements/waiver                 1.40%*           1.60%*          1.45%*
Ratios of expenses to average net
assets                                            1.60%*           2.46%*          3.19%*
  including reimbursements/waiver                    26%               8%             23%
Portfolio turnover rate
-------------------



*        Annualized
+        Amount represents less than $0.01 per share.
(1)      The Fund commenced operations on October 1, 1998.
(A) Net investment income (loss) per share before fees waived/reimbursed by investment advisor and/or business manager was $(0.02) for the Hoover Small Cap Equity Fund, less than $0.01 for the Hansberger International Growth Fund, less than $0.01 for the Garzarelli U.S. Equity Fund.
(B) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period.

(Inside Prospectus back cover page)

Forward Funds, Inc.

The Hansberger International Growth Fund
The Uniplan Real Estate Investment Fund
The Hoover Small Cap Equity Fund
The Garzarelli U.S. Equity Fund

Investment Adviser
Webster Investment Management Company, LLC

Sub-Advisers
Garzarelli Investment Management, LLC          (The Garzarelli U.S. Equity Fund)
Hoover Capital Management, LLC                (The Hoover Small Cap Equity Fund)
Hansberger Global Investors, Inc.     (The Hansberger International Growth Fund)
Uniplan, Inc.                          (The Uniplan Real Estate Investment Fund)

Administrator
PFPC, Inc.

Distributor
Provident Distributors, Inc.

Counsel
Dechert Price & Rhoads

Independent Auditors
Arthur Andersen, LLP

Custodian
Brown Brothers Harriman & Co.

Transfer Agent
PFPC, Inc.

(Outside Prospectus back cover page)

                                     (LOGO)
                               FORWARD FUNDS, INC.

                    The Hansberger International Growth Fund
                     The Uniplan Real Estate Investment Fund
                        The Hoover Small Cap Equity Fund
                         The Garzarelli U.S. Equity Fund

                             Want more information?

You can find out more about our funds by viewing the following documents:

Annual and semi-annual reports

Our annual and semi-annual reports list the holdings of each Fund, describe each Fund's performance, include the Funds' financial statements, and discuss the market conditions and strategies that significantly affected the Funds' performance.

Statement of Additional Information

The Statement of Additional Information or the SAI contains additional and more detailed information about each Fund, and is considered a part of this Prospectus.

                   How do I obtain a copy of these documents?

By following one of the three procedures below:

1. Call or write, and copies will be sent to you free of charge:

                               Forward Funds, Inc.
                        433 California Street, Suite 1010
                             San Francisco, CA 94104
                                 1-800-999-6809

2. Call or write to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.

                       Public Reference Section of the SEC
                           Washington, D.C. 20549-6009
                                 1-800-SEC-0330

3. Go to the SEC's web site (www.sec.gov) and download to your computer a free text-only copy.

                           [SEC File Number: 811-8419]

                               FORWARD FUNDS, INC.

                          The International Equity Fund
                         The Real Estate Investment Fund
                      The Small Capitalization Equity Fund
                              The U.S. Equity Fund

                         Supplement dated March 2, 2000
                   to the Statement of Additional Information
                                dated May 3, 1999

This supplement supersedes and replaces any existing supplements to the Statement of Additional Information. This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with the Statement of Additional Information.

The name of the International Equity Fund has been changed to Hansberger International Growth Fund.

The name of the Real Estate Investment Fund has been changed to Uniplan Real Estate Investment Fund.

The name of the Small Capitalization Equity Fund has been changed to Hoover Small Cap Equity Fund.

The name of the U.S.  Equity Fund has been  changed to  Garzarelli  U.S.  Equity
Fund.

The following information replaces and supplements similar information found under the heading "Distributor" in the "Management of the Funds" section beginning on page 2:

As of December 1, 1999, shares of Forward Funds, Inc. (the "Company") are distributed by Provident Distributors, Inc. (the "Distributor"). Prior to such date First Data Distributors, Inc. acted as the distributor of the Company's shares.

The Distributor, Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, and the Company are parties to a distribution agreement (the "Distribution Agreement").

The following information replaces and supplements similar information found under the heading "Administrator and Transfer Agent " in the "Management of the Funds" section beginning on page 2:

Effective December 1, 1999, First Data Investor Services Group, Inc. ("Investor Services Group"), administrator and transfer agent to the Company, became a majority-owned subsidiary of PNC Bank Corp. As a result of the transaction, Investor Services Group is now known as PFPC Inc. ("PFPC").

The following information replaces and supplements similar information found in the "Management of the Funds" section under the heading "Investment Advisers" beginning on page 3:

The Garzarelli U.S. Equity Fund

On March 1, 2000, Garzarelli Investment Management, LLC ("Garzarelli") became the sub-adviser for the Garzarelli U.S. Equity Fund. Prior to March, 2000, the Fund was sub-advised by Barclays Global Fund Advisors. Garzarelli is located at 2010 Main Street, Suite 1225, Irvine California. Garzarelli serves as an investment adviser to ten private accounts with combined assets of $3.4 million. Webster owns 47% of Garzarelli's authorized, issued shares and Garzarelli Capital, Inc., at the same address as Garzarelli, owns 51% of such shares. Elaine Garzarelli owns 100% of Garzarelli Capital, Inc.

For the services provided pursuant to its Sub-Advisory Agreement with Webster, the sub-adviser receives a fee from Webster. For its services to the Garzarelli U.S. Equity Fund, Webster pays Garzarelli at a rate of 0.55% of the first $100 million of assets, 0.50% on the next $400 million and 0.45% on all assets above $500 million.

The Hansberger International Growth Fund

On or about March 6, 2000, Hansberger Global Investors, Inc. ("HGI") became the sub-adviser to the Fund. Prior to March, 2000, the Fund was sub-advised by Templeton Investment Counsel, Inc. HGI, a wholly-owned subsidiary of Hansberger Group, Inc. with its principal offices at 515 East Olas Blvd., Fort Lauderdale, Florida, as well as offices in Burlington, Ontario, Hong Kong and Moscow, conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 1999, HGI had approximately $2.9 billion assets under management.

For the services provided pursuant to its Sub-Advisory Agreement with Webster, the sub-adviser receives a fee from Webster. For its services to the Hansberger International Growth Fund, Webster pays Hansberger at a rate of 0.50% of average daily net assets.


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